UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005



                     SAND HILL IT SECURITY ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-50813              20-0996152
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

         3000 Sand Hill Road
         Building 1, Suite 240
         Menlo Park, California                                    74025
         (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code:     (650) 926-7022

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_| (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On January 10, 2005, Cary M. Grossman resigned from his position as Chief Financial Officer of Sand Hill IT Security Acquisition Corp. (the "Company"). Mr. Grossman will continue to serve as a Director of the Company.

     (c) On January 10, 2005, Keith A. Walz, a current Director of the Company, has been appointed by the Board of Directors as the Company' s Chief Financial Officer.

     A copy of the press release announcing the resignation of Cary M. Grossman as Chief Financial Officer and the appointment of Keith A. Walz as Chief Financial Officer is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

Financial statements of businesses acquired.

         Not applicable.

(b)  Pro forma financial information.

         Not applicable.

(c)  Exhibits.

     The following  exhibits are furnished in accordance  with the provisions of
Item 601 of Regulation S-K:

                  Exhibit
                  Number                Description of Exhibit

                   99.1 Press release issued by the Company on January 12, 2004.





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                                    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAND HILL IT SECURITY ACQUISITION CORP.


Date:  January 13, 2005                By:      /s/ Humphrey P. Polanen
                                                -----------------------
                                       Name:    Humphrey P. Polanen
                                       Title:   Chief Executive Office


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


                                Index to Exhibits

                  Exhibit
                  Number                  Description of Exhibit

                   99.1 Press release issued by the Company on January 12, 2004.